Demotech Affirms the Financial Stability Ratings® of Carriers in the FedNat Holding Company Columbus, Ohio, September 15, 2021: The Financial Stability Ratings® (FSR) of A, Exceptional, assigned to FedNat Insurance Company, Maison Insurance Company, and Monarch National Insurance Company have been affirmed by Demotech, Inc. This level of FSR is assigned to insurers who possess exceptional financial stability related to maintaining positive surplus as regards policyholders, sufficient liquidity of invested assets, an acceptable level of financial leverage, reasonable loss and loss adjustment expense reserves (L&LAE) and realistic pricing, to name some critical metrics. Demotech founder and President, Joe Petrelli, noted that additional information was considered to supplement the Q2 2021 financial statements and operating results. We obtained information through conversations and meetings with executive management that was not available at the time of the most recent statutory financial statements. Given our current understanding of the revisions in corporate business model, in anticipation of the favorable impact of the efforts on the Company’s operating plan, the availability of capital, and future operating results, in conjunction with the Company’s immediate access to sufficient capital to honor or defend meritorious claims as they come due, including the recent catastrophe losses and loss adjustment expenses, we issue this affirmation of the Financial Stability Ratings® based upon the totality of our review of the June 30, 2021 operating results and actions of management. Any future affirmations will require demonstrable evidence of the impact of the revisions on the company’s financial stability. According to Mike Braun, Chief Executive Officer, FedNat Holding Company, President, FedNat Insurance Company, “The Company has experienced an unprecedented amount of weather related events over the past eighteen months, more than has been experienced in its nearly thirty years of business. FedNat, along with the support of its reinsurance partners, continues to provide quality and timely service to all of our policyholders that have been impacted by this weather. We very much value Demotech’s leading financial stability rating expertise that recognizes the challenging environment in which we operate as well as our initiatives to improve future financial results.” Petrelli also stated, “The rigorous, albeit expensive, horizontal reinsurance program purchased by the companies protected stakeholders, particularly claimants. The policyholders of these insurers have been well- served by the catastrophe reinsurance requirements associated with the assignment of a Financial Stability Rating® from Demotech.” About Demotech, Inc. Demotech, Inc. is a financial analysis firm specializing in evaluating the financial stability of regional and specialty insurers. Since 1985, Demotech has served the insurance industry by assigning accurate, reliable, and proven Financial Stability Ratings® (FSRs) for Property & Casualty insurers and Title underwriters. FSRs are a leading indicator of financial stability, providing an objective baseline of the future solvency of an insurer. Demotech’s philosophy is to review and evaluate insurers based on their area of focus and execution of their business model rather than solely on financial size. Demotech was the first to review and rate independent regional and specialty insurers. Demotech’s consistently increasing list of accreditations and acceptances has resulted in rating and reviewing more than 400 insurers operating in the US. Visit www.demotech.com for additional information. About FedNat Holding Company FedNat Holding Company is a regional insurance holding company that controls substantially all aspects of the insurance underwriting, distribution and claims processes through our subsidiaries and contractual relationships with independent agents and general agents. The Company, through its wholly owned subsidiaries FedNat Insurance Company, Maison Insurance Company and Monarch National Insurance Company, is focused on providing homeowners insurance in Florida, Texas, Louisiana, Alabama, South Carolina and Mississippi. More information is available at https://www.fednat.com/investor-relations. # # #